SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                January 31, 2001
                ________________________________________________
                Date of Report (date of earliest event reported)



                        LINCOLN INTERNATIONAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



                                    Kentucky
         ______________________________________________________________
         (State or Other Jurisdiction of Incorporation or Organization)



      0-5767                                               61-0575092
___________________                            _________________________________
(Commission File No.)                          (IRS Employer Identification No.)



                       Lincoln International Corporation
             Suite 201, 2300 Greene Way, Louisville, Kentucky 40220
             ______________________________________________________
                     (Address of principal executive office)



                                 (502) 671-0010
              ____________________________________________________
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The registrant disposed of real estate and improvements otherwise than in the ordinary course of business on January 31, 2001:

     (a) On October 30, 2000 the Board of Directors of registrant approved the sale of real estate located at 2300 Greene Way in Louisville, Kentucky. The company received an offer to purchase 2300 Greene Way from Winebrenner Capital Partners, LLC subject to normal conditions and contingencies such as effecting suitable financing and acceptable environmental reports. The real estate includes "Class B" professional office space of Twelve Thousand Five Hundred (12,500) square feet purchased by registrant on June 19, 1999. The registrant received One Million Sixty-two Thousand Five Hundred Dollars ($1,062,500) in
         consideration for the sale. The purchase price was arrived by using Eighty-Five Dollars ($85.00) per square foot. The building is nine (9) years old. The purchaser was Winebrenner Capital Partners, LLC, a Kentucky limited liability company, with an address of 2300 Greene Way, Suite 200, Louisville, Jefferson County, Kentucky 40220. Winebrenner Capital Partners, LLC had been the only tenant in the registrant's building for over a year. There exists no material relationship between the registrant, any director or officer of the registrant, or any associate of any such director or officer. A principal of Winebrenner Capital Partners, LLC, Mr. Earl Winebrenner, III owns 304 shares (304) of Lincoln International Corporation common stock.

         As part of the consideration for the transaction, Lincoln International Corporation received Two Hundred Fifty Thousand Dollars ($250,000) of stock in Winebrenner Capital Partners, LLC which is being offered under an intra state offering at Five Dollars ($5.00) per share and representing one percent (1%) of the company. The balance of the sales price totaled $812,500 and was paid in cash. Winebrenner Capital Partners, LLC, a Kentucky limited liability company formed in 1999, is an investment banking firm specializing in assisting small to medium-sized businesses obtain capital in the public market, performing advisory services and organizing private equity placements. The offering provides for a maximum of 1,000,000 common shares sold in units of 5,000 shares at Twenty-five Thousand Dollars ($25,000) per unit. The primary business of the company will be to provide businesses with a cost effective, expedient, and efficient means of raising capital in the public markets through the use of Internet technology. Through the companies website, the investing public will have access to initial public offerings ("IPO's") that would probably not be available to them in a traditional IPO. In addition to the Two Hundred Fifty Thousand (250,000) shares the registrant received a Warrant to purchase another Fifty Thousand (50,000) shares within a three (3) year period at Five Dollars ($5.00) per share.

         Concurrent  with the sale of 2300 Greene Way,  registrant  restructured its debt, by converting a line of credit upon which was owed One Million One Hundred Fifty Thousand Dollars ($1,150,000) with Commonwealth Bank & Trust Company, 1500 Shelbyville Road, Louisville, Kentucky 40243 into a fixed rate Mortgage bearing interest at 8.73% for One Million Dollars, and secured the debt with a first mortgage on the two buildings located at 2200 Greene Way and 2211 Greene Way, both in the immediate proximity of the real estate having been sold. The proceeds from the sale of 2300 Greene Way were used to pay off the amounts owed on the line of credit after converting One Million Dollars ($1,000,000) from the line of credit to a fixed rate mortgage and balance of the proceeds will be retained and invested or to be used in operations and/or other needs or obligations of the company. A real estate commission of Twenty-Six Thousand Five Hundred Sixty-Two Dollars and Fifty Cents ($26,562.50) was paid to Grubb & Ellis/Commercial Kentucky, Inc. pursuant to an exclusive sale/leasing real estate contract.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned, President and Chief Executive Officer, Thurman
L. Sisney, by its Treasurer, Russell R. Roth, and by its Secretary, Brian W. McDonald, as thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 15th day of February, 2001.

                            LINCOLN INTERNATIONAL CORPORATION



                            ----------------------------------------------------
                            By:   Thurman L. Sisney, President
                            Date:
                                 -----------------------------------------------



                            ----------------------------------------------------
                            By:   Russell R. Roth, Treasurer
                            Date:
                                 -----------------------------------------------



                            ----------------------------------------------------
                            By: Brian W. McDonald, Secretary
                            Date:
                                 -----------------------------------------------

               Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of LINCOLN INTERNATIONAL CORPORATION in the capacities and on the date indicated.

     SIGNATURE                                                     TITLE

     (1)  Principal Executive Officers


     -----------------------------
     Thurman L. Sisney                                     President


     -----------------------------
     Richard Jay Frockt                                    Chairman of the Board


     -----------------------------
     Russell R. Roth                                       Treasurer


     -----------------------------
     Brian W. McDonald                                     Secretary


     (2)  Directors


     -----------------------------
     Thurman L. Sisney                                     Director


     -----------------------------
     Richard Jay Frockt                                    Director


     -----------------------------
     Janet Clark Frockt                                    Director


     -----------------------------
     Russell R. Roth                                       Director